UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 5, 2004

BROOKTROUT, INC.

(Exact Name of Registrant as Specified in Charter)

MASSACHUSETTS	000-20698	04-2814792
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 FIRST AVENUE, NEEDHAM, MASSACHUSETTS 02494

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 449-4100

Brooktrout, Inc. hereby amends the Current Report on Form 8-K filed on April 9, 2004 in order to include the financial statements and pro forma financial information required by Items 7(a) and 7(b) of Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired.

The following documents appear as Exhibit 99.1 to this Amendment No. 1 to Current Report on Form 8-K/A and are incorporated herein by reference:

(1)                      Consolidated Financial Statements of SnowShore Networks, Inc. as of and for the years ended December 31, 2003 and 2002, including the Independent Auditors’ Report of Ernst & Young LLP.

(2)                      Notes to Consolidated Financial Statements.

(b) Unaudited Pro Forma Condensed Consolidated Financial Information.

The following documents appear as Exhibit 99.2 to this Amendment No. 1 to Current Report on Form 8-K/A and are incorporated herein by reference:

(1)                      Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2004.

(2)                      Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2004

(3)                      Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2004.

(4)                      Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2003.

(5)                      Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2004 and the year ended December 31, 2003.

(c) Exhibits.

Exhibit Number	Title

2.1*	Agreement and Plan of Merger, dated as of March 25, 2004, among Brooktrout, Inc., Canal Acquisition Corp. and SnowShore Networks, Inc.

23.1	Consent of Ernst & Young LLP (regarding SnowShore Networks, Inc.).

99.1	Financial Statements of SnowShore Networks, Inc.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information.

* Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKTROUT, INC.
(Registrant)

Date: June 18, 2004	By:	/s/ Eric R. Giler

Eric R. Giler
President
(Chief Executive Officer)

EXHIBIT INDEX

Exhibit Number	Title

2.1*	Agreement and Plan of Merger, dated as of March 25, 2004, among Brooktrout, Inc., Canal Acquisition Corp. and SnowShore Networks, Inc.

23.1	Consent of Ernst & Young LLP (regarding SnowShore Networks, Inc.).

99.1	Financial Statements of SnowShore Networks, Inc.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information.

* Previously filed.